SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2007

CCH II, LLC
CCH II Capital Corp.
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-111423	03-0511293
333-111423-01	13-4257703
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

(a) On February 9, 2007, Charter Communications, Inc., the indirect parent company and manager of CCH II, LLC and CCH II Capital Corp., issued a press release announcing preliminary financial and operating results for the fourth quarter 2006. The following information, including the entirety of the press release appearing in Exhibit 99.1 hereto, is not filed but is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

(b) On February 9, 2007, Charter Communications, Inc., the indirect parent company and manager of CCH II, LLC and CCH II Capital Corp., issued a press release announcing the initiation of the refinancing and expansion of the senior secured credit facilities of its subsidiary, Charter Communications Operating, LLC. The following information, including the entirety of the press release appearing in Exhibit 99.2 hereto, is not filed but is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press release dated February 9, 2007 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on February 9, 2007 (File No. 000-27927)).
99.2	Press release dated February 9, 2007 (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on February 9, 2007 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCH II, LLC and CCH II Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCH II, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: February 9, 2007

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President and Chief Accounting Officer

  CCH II CAPITAL CORP.
  Registrant

Dated: February 9, 2007

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 9, 2007 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on February 9, 2007 (File No. 000-27927)).
99.2	Press release dated February 9, 2007 (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on February 9, 2007 (File No. 000-27927)).